UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2013

GTx, Inc.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50549 (Commission File Number)	62-1715807 (I.R.S. Employer Identification No.)

175 Toyota Plaza 7th Floor Memphis, Tennessee (Address of principal executive offices)	38103 (Zip Code)

Registrant’s telephone number, including area code: (901) 523-9700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                    Other Events.

On February 13, 2013, GTx, Inc. issued a press release announcing that new data from two Phase II studies on the effects of Capesaris® (GTx-758), a selective estrogen receptor alpha agonist, for the treatment of advanced prostate cancer, will be detailed in presentations given by lead author, Evan Yu, MD, Associate Professor of Medicine, Fred Hutchinson Cancer Research Center, Seattle, Washington on February 14 and 15, at the 2013 American Society of Clinical Oncology (ASCO) Genitourinary (GU) Cancer Symposium in Orlando, Florida.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01                                    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated February 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: February 13, 2013	By:	/s/ Henry P. Doggrell
	Name:	Henry P. Doggrell
	Title:	Vice President, Chief Legal Officer and Secretary